SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 15, 2000.

                                OMI Trust 1999-E
                      ------------------------------------
               (Exact name of registrant as specified in charter)


         Pennsylvania                333-72621-02             233023541
        -------------------------------------------------------------------
        (State or other jurisdiction  (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

    c/o Chase Manhattan Trust Co.
    Global Trust
    Attention:  Judy Wisniewskie
    One Liberty Place, Suite 5520
    1650 Market Street
    Philadelphia, Pennsylvania                             19103
    ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
                                                          ---------------

    =====================================================================
    (Former name or former address, if changed since last report.)

                                OMI Trust 1999-E

                                    Form 8-K

Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1999-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 2000. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 2000.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1999-E, Registrant


                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer
August 23, 2000

                                                     Douglas R. Muir
                                                     Vice President



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                                INDEX OF EXHIBITS
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
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                                                                            Page of Sequentially
                                                                              Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 2000..................................
